Exhibit 10.3

Execution Version

2024 LUXCO MERGER AMENDMENT (this “Amendment”), dated as of December 12, 2024, to the Existing Credit Agreement (as hereinafter defined), by and among TRINSEO HOLDING S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (“RCS”) under number B153582 (“Existing Holdings”), TRINSEO IRELAND HOLDINGS LIMITED, an Irish private company limited by shares (“Intermediate Holdings”), TRINSEO MATERIALS OPERATING S.C.A., a partnership limited by shares (société en commandite par actions) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the RCS under number B153586 (the “Existing Lead Borrower”), acting by its general partner, Existing Holdings, TRINSEO MATERIALS FINANCE, INC., a Delaware corporation (the “Co-Borrower”, and together with the Existing Lead Borrower, the “Existing Borrowers” and each, an “Existing Borrower”), TRINSEO LUXCO S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the RCS under number B153577 (“Trinseo LuxCo”), and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender.

WHEREAS, Existing Holdings, Intermediate Holdings, the Existing Borrowers, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Deutsche Bank AG New York Branch, as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender, are parties to the Credit Agreement dated as of September 6, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders (as defined in the Existing Credit Agreement) amend the Existing Credit Agreement to permit the LuxCo Merger Transactions and such Lenders have consented to the amendments in Section 2 hereof and have instructed the Administrative Agent to agree to the waivers herein and execute this Amendment and the related documents;

WHEREAS, upon consummation of the LuxCo Merger Transactions, Trinseo LuxCo, the direct parent of Existing Holdings, will become a Guarantor under the Amended Credit Agreement; and

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement to permit the LuxCo Merger Transactions upon the satisfaction of the requirements set forth herein, including, but not limited to, the joinder of Trinseo LuxCo as a Guarantor under the Amended Credit Agreement and Existing Holdings assuming all obligations of the Existing Lead Borrower under the Amended Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

SECTION 2. Amendments. Each of the parties hereto agrees that, effective as of the Sixth Amendment Effective Date (as defined below) and subject to the satisfaction (or waiver) of the conditions set forth herein, the Existing Credit Agreement shall be amended as set forth below:

(a)       The introductory paragraph of the Existing Credit Agreement shall be amended by (i) replacing the reference to “(“Holdings”)” contained therein with “(“Trinseo SARL”)”, (ii) replacing the reference to “(the “Lead Borrower”)” contained therein with “(“Trinseo Materials”)”, and (iii) replacing the “.” at the end of such paragraph with the following:

“, and, upon the occurrence of the 2024 LuxCo Merger Amendment Effective Date, TRINSEO LUXCO S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the RCS under number B153577 (“Successor Holdings”).”

(b)       The following new defined terms and their respective definitions shall be added in the appropriate alphabetical order in Section 1.01:

““2024 LuxCo Merger Amendment” means that certain 2024 LuxCo Merger Amendment, dated as of the 2024 LuxCo Merger Amendment Effective Date, under which the Administrative Agent (pursuant to Required Lender instruction) consented to, among other things, the LuxCo Merger Transactions.

“2024 LuxCo Merger Amendment Effective Date” means December 12, 2024.

“Lead Borrower” shall mean (a) prior to the 2024 LuxCo Merger Amendment Effective Date, Trinseo Materials and (b) on and after 2024 LuxCo Merger Amendment Effective Date, Trinseo SARL.

“LuxCo Finance” means Trinseo LuxCo Finance SPV S.à r.l., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg trade and companies register (Registre de commerce et des sociétés, Luxembourg) under number B279526.

“LuxCo Merger Transactions” means (a) the transfer by Intermediate Holdings of all of its Equity Interests in Trinseo Materials to Trinseo SARL, (b) the transfer by Successor Holdings of its entire ownership interest in LuxCo Finance to Trinseo PLC, a public limited company incorporated in Ireland, (c) the conversion of Trinseo Materials from a partnership limited by shares (société en commandite par actions) to a private limited liability company (société à responsabilité limitée), (d) the merger of Trinseo Materials with and into Trinseo SARL, with Trinseo SARL as the surviving entity and (e) any other transaction, merger, amalgamation, consolidation, conversion or other transaction consummated in connection therewith.

“Successor Holdings” shall have the meaning set forth in the introductory paragraph.

“Trinseo Materials” shall have the meaning set forth in the introductory paragraph.

“Trinseo SARL” shall have the meaning set forth in the introductory paragraph.”

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(c) the following defined terms and their respective definitions as they appear in Section 1.01 shall be amended and restated as follows:

““Change of Control” shall be deemed to occur if:

(a) any (1) Person (other than the Management Stockholders that in the aggregate own, beneficially or of record, no more than ten percent (10%) of the outstanding voting stock of Holdings) or (2) Persons (other than the Management Stockholders that in the aggregate own, beneficially or of record, no more than ten percent (10%) of the outstanding voting stock of Holdings) constituting a “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date), becomes the beneficial owner, directly or indirectly, of Equity Interests representing more than forty percent (40%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings;

(b) a “change of control” (or similar event) shall occur in any document pertaining to any Incremental Equivalent Debt, any Refinancing Equivalent Debt, any Senior Notes or, in each case, any Permitted Refinancing thereof and such Indebtedness is in an aggregate outstanding principal amount in excess of the Threshold Amount; or

(c) Holdings or one or more Intermediate Holding Companies ceases to own, in the aggregate, 100% of the Equity Interests of the Lead Borrower.

Notwithstanding anything to the contrary contained herein, the consummation of the LuxCo Merger Transactions shall not constitute a Change of Control.

“fair market value” means (a) except as otherwise provided clause (b) below, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Lead Borrower in good faith and (b) with respect to Securitization Assets, the current value that would be attributed to such Securitization Assets by an independent and unaffiliated third party purchasing the Securitization Assets in an arms-length sale transaction, as determined in good faith by the board of managers (conseil de gérance) of, prior to the 2024 LuxCo Merger Amendment Effective Date, Existing Holdings, as general partner of the Lead Borrower and, on and after the 2024 LuxCo Merger Amendment Effective Date, the Lead Borrower.

“Holdings” shall mean (i) prior to the 2024 LuxCo Merger Amendment Effective Date, Trinseo SARL and (ii) on and after the 2024 LuxCo Merger Amendment Effective Date, Successor Holdings.

“Parent” means Trinseo Public Limited Company, a public limited company incorporated in Ireland with registered number 562693, and any holding company Subsidiary thereof which owns, directly or indirectly, 100% of the outstanding Equity Interests of the Lead Borrower.

“Permanent Representative” means the permanent representative of the general partner of Trinseo Materials.”

(d) The defined terms “Irish Finco” and “Irish Finco Collateral and Guarantee Requirement” shall be deleted from Section 1.01.

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(e) Section 7.14 to the Existing Credit Agreement is hereby amended by: (i) replacing “(ix)” appearing therein with “(x)”; and (ii) inserting a new clause (ix) as follows:

“(ix) in the case of Holdings, the incurrence of Indebtedness under that certain Loan Agreement dated as of September 8, 2023, by and between LuxCo Finance, as lender, and Holdings, as borrower, in an aggregate principal amount equal to $128,865,980, as in effect on the 2024 LuxCo Merger Amendment Effective Date, so long as such Indebtedness: (t) is not guaranteed by any Loan Party or Restricted Subsidiary, (u) is unsecured, (v) has a final scheduled maturity date after the Latest Maturity Date, (w) has a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the 2021 Incremental Term Loans, the 2023 Term Loans or any Extended Term Loans as to which the 2021 Incremental Term Loans or the 2023 Term Loans were the Existing Term Loan Tranche, (x) has no scheduled amortization, payments of interest in cash, payments of principal or any mandatory redemption, repurchase, prepayment or sinking fund obligations, in each case, prior to the Latest Maturity Date and (y) is subject to a Subordination Agreement”.

SECTION 3. Waiver and Consent to LuxCo Merger Transactions. Subject to the terms of this Agreement, and upon satisfaction or wavier of the conditions specified in Section 5 of this Amendment, the Administrative Agent (subject to Section 11 hereof) hereby (a) consents to the LuxCo Merger Transactions and (b) waives any Defaults or Events of Default that may arise out of, or occur in connection with, the LuxCo Merger Transactions (the “Waiver and Consent”). The Waiver and Consent shall be effective only in this specific instance and for the specific purpose set forth herein, and does not allow for any other or further departure from the terms and conditions of the Amended Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Existing Holdings, Intermediate Holdings, the Existing Borrowers and Trinseo LuxCo each represents and warrants to the other parties hereto on the Sixth Amendment Effective Date that:

(a)            (i) the execution, delivery and performance by such Loan Party of this Amendment (which for purposes of this Section 4 shall include the Acknowledgment and Confirmation delivered pursuant to Section 5 of this Amendment) is within such Loan Party’s corporate or other organizational power and has been duly authorized by all necessary corporate or other organizational action of each such Loan Party and (ii) this Amendment has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except (A) as such enforceability may be limited by Debtor Relief Laws and by general principles of equity, (B) the need for filings, registrations and, with respect to Collateral owned by Foreign Subsidiaries, any other perfection steps necessary to create or perfect or register the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (C) the effect of foreign Laws, rules and regulations as they relate to pledges, if any, of Equity Interests in Foreign Subsidiaries and intercompany Indebtedness owed by Foreign Subsidiaries;

(b)            the execution and delivery of this Amendment by each Loan Party party hereto and the performance by such Loan Party hereof:

(i)            does not require any material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in connection with (A) the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, (B) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (C) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (D) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (1) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are or (within such applicable period will be) in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement) and (2) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect; and

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(ii)            does not (A) contravene the terms of any Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Amended Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (C) violate any material Law; except with respect to any conflict, breach, contravention or payment (but not the creation of any Lien) referred to in clause (ii)(B)(x), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and

(c)             the representations and warranties contained in Article V of the Amended Credit Agreement shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period (other than the representations and warranties contained in Sections 5.05 and 5.13 of the Amended Credit Agreement, which shall be true and correct as of the Sixth Amendment Effective Date); provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 5. Sixth Amendment Effective Date. This Amendment, including the amendments to the Existing Credit Agreement contained in Section 2 hereof shall become effective as of the first date (the “Sixth Amendment Effective Date”) on which each of the following conditions shall have been satisfied (or waived by the Administrative Agent at the direction of the Required Lenders):

(a)	the Administrative Agent (or its counsel) shall have received, each dated as of the date hereof unless otherwise indicated:

(i)	a counterpart signature page of this Amendment duly executed by Existing Holdings, Intermediate Holdings, the Existing Borrowers, Trinseo LuxCo and the Administrative Agent;

(ii)	the Acknowledgment and Confirmation, substantially in the form of Exhibit B attached hereto, executed and delivered by a Responsible Officer of each Loan Party under the Amended Credit Agreement (in each case, including by way of facsimile or other electronic transmission);

(iii)	the Assumption Agreement, executed by Existing Holdings, Existing Borrower, Trinseo LuxCo and the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent;

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(iv)	an Irish law share charge, in a form and substance reasonably satisfactory to the Collateral Agent, executed by Existing Holdings and the Collateral Agent together with all share certificates, stock transfer forms, dividend mandates, letters of authority and all other deliverables required to be delivered under the share charge;

(v)	a Share Pledge Agreement, in form and substance reasonably satisfactory to the Collateral Agent, executed by Trinseo LuxCo in favor of the Collateral Agent;

(vi)	a UCC-1 financial statement with respect to Trinseo LuxCo to be recorded, filed or stamped in form and substance reasonably satisfactory to the Collateral Agent;

(vii)	a counterpart signature page to the Global Intercompany Note and related allonge, executed by Trinseo LuxCo;

(viii)	a Release Agreement, executed by Alter Domus (US) LLC, as collateral agent (the “Super Holdco Facility Agent”) pursuant to that Credit Agreement, dated as of September 8, 2023 (the “Super HoldCo Credit Agreement”), by and among Trinseo LuxCo, as parent, Trinseo NA Finance LLC, a Delaware limited liability company, as holdings, LuxCo Finance, as the lead borrower, Trinseo NA Finance SPV LLC, a Delaware limited liability company, as the co-borrower, the guarantors party thereto from time to time and the lenders party thereto from time to time, which Release Agreement shall release Trinseo LuxCo from all of its obligations under the Super HoldCo Credit Agreement and Loan Documents (under and as defined in the Super HoldCo Credit Agreement);

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(ix)	(i) either (x) a copy of the certificate or articles of incorporation, articles of association (statuts) or equivalent organizational document, including all amendments thereto (and, for the avoidance of doubt, including such organizational documents executed in connection with the LuxCo Merger Transactions), of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization (where relevant) or by the Luxembourg Companies Register with respect to the Luxembourg Loan Parties or (y) confirmation from such Loan Party that there has been no change to such organizational documents since last delivered to the Administrative Agent, (ii) a certificate of the secretary, an authorized representative, assistant secretary, or managing director (as applicable) of each Loan Party, dated the Sixth Amendment Effective Date and certifying (A) that (x) attached thereto is a true and complete copy of the certificate of incorporation (and, where applicable, certificate of change of name), by-laws, articles of association, constitution or operating, management, partnership or similar agreement of such Loan Party as in effect on the Sixth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or (y) there has been no change to such governing documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or managers, general meeting of the shareholders or other equivalent governing body of such Loan Party authorizing the execution, delivery and performance of this Amendment, as applicable, the Acknowledgment and Confirmation delivered pursuant to clause (B) above and any necessary security or pledge documents to which it is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect (as applicable), (C) that any attached certificate or articles of incorporation, equivalent organizational document, by-laws, operating, management, partnership or similar agreement (including, for the avoidance of doubt, including such similar documents and agreements executed in connection with the LuxCo Merger Transactions) of such Loan Party has not been amended (in the case of the articles of incorporation of each such Loan Party, since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (E) below), (D) as to the incumbency (where applicable) and specimen signature of each officer or authorized signatory executing this Amendment or any other document delivered in connection herewith on behalf of such Loan Party, (E) good standing certificates, business registration certificates or registrars (or, in each case, its equivalent) for each Loan Party from the jurisdiction in which it is organized (as applicable in the relevant jurisdiction except for the Luxembourg Loan Parties and Irish Guarantors), each dated a recent date prior to the Sixth Amendment Effective Date; and (F) for Luxembourg Loan Parties (x) that each such Luxembourg Loan Party is not subject to nor, as applicable, does it meet or threaten to meet the criteria of bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), administrative dissolution without liquidation (dissolution administrative sans liquidation), reprieve from payment (sursis de paiement), conciliation (conciliation), reorganisation procedure in the form of a mutual agreement (réorganisation par accord amiable), judicial reorganisation proceedings in the form of a mutual agreement (réorganisation judiciaire par accord amiable), a collective agreement (réorganisation judiciaire par accord collectif) or a transfer by court order (réorganisation judiciaire par transfert par décision de justice), general settlement with creditors, reorganization or similar laws affecting the rights of creditors generally and no application has been made or is to be made by its manager or, as far as it is aware, by any other person for the appointment of a commissaire, juge-commissaire, liquidateur, curateur or similar officer pursuant to any voluntary or judicial insolvency, winding-up, liquidation or similar proceedings, (y) a certificate of non-inscription of judicial decisions or of administrative dissolution without liquidation (certificat de non-inscription d’une décision judiciaire ou de dissolution administrative sans liquidation) issued by the Luxembourg Insolvency Register (Registre de l’insolvabilité) held and maintained with the Luxembourg Companies Register in relation to the Luxembourg Loan Parties dated as no earlier than one Business Day prior to the Sixth Amendment Effective Date and reflecting the situation no more than two Business Days prior to the Sixth Amendment Effective Date and (z) an excerpt (extrait) from the Luxembourg Companies Register pertaining to the Luxembourg Loan Parties dated no earlier than one Business Day prior to the Sixth Amendment Effective Date;

(x)	(i) a customary opinion from Ropes & Gray LLP, as New York counsel for the Loan Parties and (ii) a capacity opinion from Loyens & Loeff Luxembourg S.à r.l., as Luxembourg counsel for the Loan Parties, in each case, reasonably acceptable to the Administrative Agent and addressed to the Administrative Agent and the Lenders and dated as of the Sixth Amendment Effective Date;

(xi)	a Subordination Agreement, executed by LuxCo Finance, Trinseo LuxCo, each Loan Party, the Administrative Agent and the Super Holdco Facility Agent, with respect to that certain Loan Agreement, dated as of September 8, 2023, by and between Trinseo LuxCo, as borrower, and LuxCo Finance, as lender, pursuant to which Luxco Finance made available to Trinseo LuxCo a loan in an aggregate principal amount equal to $128,865,980; and

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(xii)	a copy of the joint merger proposal dated as of July 29, 2024, published in the Luxembourg official gazette (Recueil Électronique des Sociétés et Associations) under publication reference RESA_2024_173.1549 on August 5, 2024, by and among Existing Holdings and the Existing Lead Borrower.

(b)             all fees and expenses required to be paid by (or on behalf of) the Existing Borrowers to the Administrative Agent (including the reasonable and documented fees and expenses of White & Case LLP as counsel for the Administrative Agent) and the Required Lenders with respect to the transactions and amendments contemplated by this Amendment on or before the Sixth Amendment Effective Date pursuant to any written agreement with the Existing Borrowers shall have been (or shall substantially contemporaneously be) paid in full in cash;

(c)             the representations and warranties contained in Section 4 of this Amendment shall be true and correct on and as of the Sixth Amendment Effective Date;

(d)             after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(e)             the Administrative Agent shall have received, at least two Business Days prior to the Sixth Amendment Effective Date, all documentation and other information required about the Borrowers and the Guarantors under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and a Beneficial Ownership Certification for any Borrower or Guarantor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, that has been requested in writing at least ten (10) Business Days prior to the Sixth Amendment Effective Date.

SECTION 6. Effect of Amendment.

(a)             Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle either Existing Borrower, Trinseo LuxCo or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b)             From and after the Sixth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed to include a reference to the Amended Credit Agreement.

(c)             From and after the date hereof, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. This Agreement shall not constitute a novation of the Amended Credit Agreement or any of the other Loan Documents.

SECTION 7. Amendments; Severability. (a) As of the date hereof, this Amendment may not be amended nor may any provision hereof be waived except pursuant to Section 10.01 of the Amended Credit Agreement.

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(b)             If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The illegality, invalidity or unenforceability of a provision in a particular jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction. In the event of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agreeing on a legal, valid and enforceable replacement provision which, to the extent practicable, is in accordance with the intent and purposes of this Amendment and in its economic effect comes as close as possible to the illegal, invalid or unenforceable provision.

SECTION 8. Ratification and Reaffirmation. Each Loan Party hereto hereby (a) consents to the execution, delivery and performance of this Amendment and the performance of the Amended Credit Agreement and (b) ratifies and reaffirms: (x) its Obligations in respect of the Amended Credit Agreement and each of the other Loan Documents to which it is a party (including, without limitation, the Guaranty), as such Obligations have been amended by this Amendment, and all of the covenants, duties, indebtedness and liabilities under the Amended Credit Agreement and the other Loan Documents to which it is a party and (y) the Liens and security interests created in favor of the Administrative Agent and the Lenders pursuant to each Collateral Document; which Liens shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents.

Governing Law; Waiver of Jury Trial. THIS AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSIES, DISPUTES OR CAUSES OF ACTIONS (WHETHER ARISING IN CONTRACT OR TORT, IN LAW OR EQUITY OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15 and 10.16 of the Amended Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis.

SECTION 9. Headings. Section headings herein are included for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by “.pdf” or similar electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. Administrative Agent. Pursuant to Section 3(a)(i) of that certain Transaction Support Agreement, dated as of December 9, 2024, the Administrative Agent is executing this Amendment on behalf, and at the instruction of, the Required Lenders. For the avoidance of doubt, the expense, indemnity and exculpatory provisions of Article IX of the Credit Agreement shall apply to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TRINSEO MATERIALS OPERATING S.C.A, acting by its general partner,
TRINSEO HOLDING S.À R.L.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Manager

TRINSEO MATERIALS FINANCE, INC.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

SIGNED and DELIVERED as a DEED for and on behalf of
TRINSEO IRELAND HOLDINGS LIMITED by its lawfully appointed attorney

By:	/s/ Seamus McCormack
under a power of attorney dated December 9, 2024
in the presence of:

(Attorney’s signature)

/s/ Angela Torti
(Witness’ signature)

Angela Torti
(Witness’ name)

76 Sir John Rogerson's Quay, Dublin 2
(Witness’ address)

Administrative Specialist
(Witness’ occupation)

[Signature Page to Amendment to Credit Agreement]

TRINSEO HOLDING S.À R.L.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Manager.

[Signature Page to Amendment to Credit Agreement]

TRINSEO LUXCO S.À R.L.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Manager

[Signature Page to Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Director

By:	/s/ Lauren Danbury
	Name:	Lauren Danbury
	Title:	Vice President

[Signature Page to Amendment to Credit Agreement]

EXHIBIT B: Form of Acknowledgement and Confirmation

ACKNOWLEDGMENT AND CONFIRMATION

[__], 2024

1.            Reference is made to the 2024 LuxCo Merger Amendment dated as of December 12, 2024 (the “2024 LuxCo Merger Amendment”) to the Credit Agreement dated as of September 6, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among TRINSEO HOLDING S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (“RCS”) under number B 153582, TRINSEO IRELAND HOLDINGS LIMITED an Irish private company limited by shares, TRINSEO MATERIALS OPERATING S.C.A., a partnership limited by shares (société en commandite par actions) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the RCS under number B153586, acting by its general partner, Holdings, TRINSEO MATERIALS FINANCE, INC., a Delaware corporation, as Co-Borrower, the Guarantors party thereto from time to time, Lenders party thereto from time to time and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender, upon the 2024 LuxCo Merger Amendment Effective Date, TRINSEO LUXCO S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the RCS under number B153577 and each of the other Persons party thereto. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or 2024 LuxCo Merger Amendment, as applicable.

2.            Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the 2024 LuxCo Merger Amendment. Each of the parties hereto hereby agrees that, with respect to each Loan Document to which it is a party, after giving effect to the 2024 LuxCo Merger Amendment:

(a)            all of its obligations (including all obligations under the Guaranty, which shall include, for the avoidance of doubt, following the Sixth Amendment Effective Date, the Obligations of Trinseo SARL as a Borrower), liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis;

(b)            all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.18 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the applicable Obligations (including, for the avoidance of doubt, following the Sixth Amendment Effective Date, the Obligations of Trinseo SARL);

(c)            all liabilities and obligations arising under the Credit Agreement as amended pursuant to the 2024 LuxCo Merger Amendment shall form part of (but do not limit) the “Secured Obligations” (as applicable) as defined in each Collateral Document to which it is a party (including by incorporation); and

(d)            it only wishes to amend its rights and obligations under the Credit Agreement in accordance with the terms of the 2024 LuxCo Merger Amendment and that they do not wish to novate and/release any of their rights and obligations under the Credit Agreement.

3.            All clauses, terms, representations and conditions of the Collateral Documents shall remain in full force and effect and shall continue to secure any and all present and future obligations and liabilities under the Loan Documents.

4.            The security interests granted under the Collateral Documents shall be preserved and remain in full force and effect, as security over the collateral respectively secured therein, in accordance with its terms. Neither the rights and obligations of the pledgor under the Collateral Documents nor the rights, powers and remedies conferred upon the Collateral Agent by the Collateral Documents or by law, nor the pledges (as referred to therein) created thereby shall be discharged, released, impaired or otherwise affected by the 2024 LuxCo Merger Amendment.

5.            Each Guarantor party hereto consents to the terms and conditions of the 2024 LuxCo Merger Amendment, and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Sixth Amendment Effective Date, be deemed to be a reference to the Credit Agreement as amended by the 2024 LuxCo Merger Amendment.

6.            THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15 and 10.16 of the Credit Agreement as amended, are incorporated herein by reference, mutatis mutandis.

7.            This Acknowledgment and Confirmation may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Acknowledgment and Confirmation by facsimile transmission or by “.pdf” or similar electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Acknowledgment and Confirmation shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TRINSEO MATERIALS OPERATING S.C.A, acting by its general partner,
TRINSEO HOLDING S.À R.L.

By:
Name:
Title:

TRINSEO HOLDING S.À R.L.

By:
Name:
Title:

TRINSEO MATERIALS FINANCE, INC.

By:
Name:
Title:

TRINSEO LUXCO S.À R.L.

By:
Name:
Title:

GUARANTORS:

TRINSEO LLC

By:
Name:
Title:

TRINSEO US HOLDING, INC.

By:
Name:
Title:

ALTUGLAS LLC

By:
Name:
Title:

ARISTECH SURFACES LLC

By:
Name:
Title:

TRINSEO (HONG KONG) LIMITED

Executed and Delivered as a DEED by
TRINSEO (HONG KONG) Limited
盛禧奧（香港）有限公司
Acting by:

Name:
Title: Director

Name:
Title: Director

Executed and Delivered as a Deed
for and on behalf of
TRINSEO HOLDINGS ASIA PTE. LTD.

By:
Name:
	Title:	Director
By:
Name:
	Title:	Director

SIGNED and DELIVERED as a DEED for and on behalf of
TRINSEO FINANCE IRELAND UNLIMITED COMPANY by its lawfully appointed attorney

By:
under a power of attorney dated
in the presence of:

(Attorney’s signature)

(Witness’ signature)

(Witness’ name)

(Witness’ address)

(Witness’ occupation)

SIGNED and DELIVERED as a DEED for and on behalf of
TRINSEO IRELAND HOLDINGS LIMITED by its lawfully appointed attorney

By:
under a power of attorney dated
in the presence of:

(Attorney’s signature)

(Witness’ signature)

(Witness’ name)

(Witness’ address)

(Witness’ occupation)

SIGNED and DELIVERED as a DEED for and on behalf of
TRINSEO IRELAND GLOBAL IHB LIMITED by its lawfully appointed attorney

By:
under a power of attorney dated
in the presence of:

(Attorney’s signature)

(Witness’ signature)

(Witness’ name)

(Witness’ address)

(Witness’ occupation)

SIGNED and DELIVERED as a DEED for and on behalf of
TRINSEO SERVICES IRELAND LIMITED by its lawfully appointed attorney

By:
under a power of attorney dated
in the presence of:

(Attorney’s signature)

(Witness’ signature)

(Witness’ name)

(Witness’ address)

(Witness’ occupation)

TRINSEO EUROPE GMBH

By:
Name:
Title:

TRINSEO EXPORT GMBH

By:
Name:
Title:

TRINSEO NETHERLANDS B.V.

By:
Name:
Title:

TRINSEO HOLDING B.V.

By:
Name:
Title:

HEATHLAND B.V.

By:
Name:
Title: